Exhibit 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Navidea Biopharmaceuticals, Inc. (the “Company”) for the year ended December 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Erika L. Eves, Vice President, Finance and Administration (Principal Financial and Accounting Officer) of the Company, hereby certifies as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 27, 2023	/s/ Erika L. Eves
Erika L. Eves
Vice President, Finance and Administration
(Principal Financial and Accounting Officer)